UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

TIPPINGPOINT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15715	74-2902814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7501B North Capital of Texas Highway

Austin, Texas 78731

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (512) 681-8000

Item 5. Other Events and Regulation FD Disclosure.

On August 20, 2004, TippingPoint Technologies, Inc. (“TippingPoint”) issued a press release announcing that Mr. David Sikora and Mr. Kenny Van Zant have been appointed to serve as members of TippingPoint’s Board of Directors. The appointments occurred at a meeting of TippingPoint’s Board of Directors on August 19, 2004. A copy of TippingPoint’s press release announcing the appointments is attached as Exhibit 99.1 and is incorporated herein by reference.

The press release also announced the resignation of Michael Corboy from TippingPoint’s Board of Directors. The resignation of Mr. Corboy did not involve any disagreements with TippingPoint on any matter relating to TippingPoint’s operations, policies or practices, nor did Mr. Corboy request that any matter be disclosed in connection with his resignation.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1.	Press Release dated August 20, 2004 by TippingPoint Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPINGPOINT TECHNOLOGIES, INC.

Date: August 20, 2004	By:	/s/ Adam Chibib
Adam Chibib
Chief Financial Officer

TIPPINGPOINT TECHNOLOGIES, INC.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 20, 2004 by TippingPoint Technologies, Inc.